P R O S P E C T U S
                                                              SEPTEMBER 14, 2004

                                                AS SUPPLEMENTED OCTOBER 22, 2004


                             HILLIER SANCTUARY FUND

     Hillier Sanctuary Fund is a mutual fund seeking to protect the global purchasing power of shareholders' capital.

     Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.


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THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                         TABLE OF CONTENTS

                           Questions Every Investor Should Ask Before
                             Investing in the Fund .......................  2
                           Fees and Expenses .............................  6
Hillier Funds Trust        Investment Objective and Principal Investment
36 West 8th Street           Strategies ..................................  7
Suite 210                  Management of the Fund ........................  7
Holland, Michigan 49423    Distribution Fees .............................  8
                           The Fund's Share Price ........................  8
                           Purchasing Shares .............................  8
                           Redeeming Shares .............................. 12
                           Dividends, Distributions and Taxes ............ 15
                           Financial Highlights .......................... 15
                           Privacy Policy ................................ 16

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                              INVESTING IN THE FUND

1.   WHAT ARE THE FUND'S GOALS?

     The Fund seeks to protect the global purchasing power of shareholders' capital. Global purchasing power is the ability to purchase goods and services both in the U.S. and internationally (as deemed by the investment adviser to the Fund (the "Adviser")). A shareholder's global purchasing power would be reduced, for example, if all of the shareholder's assets were denominated in U.S. dollars and the U.S. dollar declined relative to other currencies. Unlike traditional currency funds, neither high current income nor capital appreciation from currency fluctuations are goals of the Fund.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund is designed to invest in currencies and the highest credit quality money market instruments denominated in currencies from the safest jurisdictions in the world (as deemed by the Adviser), one from each of the world's four major financial regions (as deemed by the Adviser): the Americas, Europe, Asia and Oceania. Given the current global environment, the Adviser considers the U.S., Switzerland, Singapore and New Zealand as the leading candidates for the safest jurisdictions in the four major financial regions.

     The Adviser believes that the current global economic environment is highly uncertain. It believes that such an uncertain and volatile environment represents risks to investors who invest only in dollar-denominated securities or only in non-dollar denominated securities, as there can be significant deterioration from time to time in the value of the U.S. dollar relative to other currency, and vice versa. The Fund will attempt to protect investors' capital from major fluctuations in specific currencies by seeking a diversified portfolio of currencies and the highest credit quality money market instruments in the safest jurisdictions. The Fund will favor holding U.S. and foreign money market instruments, unless a country's interest rates are near zero, in which case the Fund will favor holding currency (i.e., cash) in order to minimize credit risk. The Fund typically holds money market instruments to maturity and holds currencies indefinitely except when necessary to maintain the percentages set forth below.

     In making investments for the Fund, the Adviser utilizes a disciplined approach by investing the Fund's assets in a manner that minimizes the impact of currency swings. The Adviser feels that it is impossible for most people to successfully "time" the global currency markets, so its approach is to neutralize these swings by holding nearly equal percentages of the Fund's assets in each of the safest jurisdictions in each of the four major financial regions, as identified by it. Given today's environment, the approximate composition of the Fund would be:

         25%-35% ...U.S. dollars or U.S. money market instruments.

         21%-25% ...Swiss francs or Swiss canton money market instruments.1


-------------------------------
       1 Switzerland is a confereation of 26 states called cantons.

         21%-25% ...Singapore dollars or Singapore money market instruments.

         21%-25% ...New Zealand dollars or New Zealand money market instruments.

     The Adviser periodically reviews its conclusion regarding which countries are the safest and most stable countries in the four regions. Among the factors the Adviser considers are budget and trade surpluses, national savings rates, financial soundness of banks, legal systems and political structures. The Fund will not invest in currencies or money market instruments of countries that the Adviser does not deem to be the safest and most stable in a region even if the currency is appreciating rapidly. The Fund will not invest 25% or more of its total assets in securities issued by any one foreign government.

     The money market instruments that the Fund invests in will have the following characteristics:

     o ISSUER: In each case, the issuer will be a governmental entity, which will be either the country itself or, in the case of Swiss cantons, the cantons themselves.

     o    SECURITY: In each case, the money market instrument will be unsecured.

     o NATURE OF OBLIGATION: In each case, the obligation to pay principal and interest will be a general obligation of the issuer.

     o MATURITY: In each case, the money market instrument will have a remaining maturity of one year or less.

     o CREDIT RATING: In each case, the money market instrument will have a credit rating of A-1, Prime-1, AAA or AA.

3.       WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     Investors in the Fund may lose money. There are risks associated with the currencies and the money market instruments in which the Fund invests. These risks include:

     o MARKET RISK: The prices of the currencies and securities in which the Fund invests may decline for any number of reasons.

     o MANAGEMENT RISK: Management risk means that your investment in the Fund varies with the success and failure of the Adviser's investment strategies. If the Adviser's investment strategies do not produce the expected results, your investment could be diminished.

     o INTEREST RATE RISK: In general, the value of money market instruments falls when interest rates rise and the value of currencies falls when interest rates decline. In general, money market instruments with longer maturities are more sensitive to these price changes.

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     o    INFLATION  RISK: Also known as purchasing  power risk,  inflation risk measures  the effects of  continually  rising  prices on  investments.
          Inflationary   expectations  are  generally   associated  with  higher
          interest rates and, accordingly, higher yields and lower prices on fixed income securities. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

     o FOREIGN CURRENCY RISK: The U.S. dollar value of securities denominated in foreign currencies may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the dollar value of the Fund. Devaluation of a currency by a country's government or banking authority will also have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

     o FOREIGN INVESTMENT RISK: The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to exercise securityholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

          In addition to these foreign investment risks common to all foreign countries, each of Switzerland, the Swiss cantons, Singapore and New Zealand has foreign investment risks that are specific to it. These more specific risks are as follows:

          - SWITZERLAND: The Swiss economy is substantially smaller and less diversified than the U.S. economy. In particular, the Swiss economy is dependant on the services sector, which includes, for example, banking, assurances and tourism. Switzerland is not a member of the European Union. As a result, its ability to export goods and services may be impeded as compared to the ability of members of the European Union to export goods and services. Any damage done to the services sector may negatively impact the Swiss economy. The Swiss economy is heavily dependent on guest workers. If these guest workers are unable to continue to work in Switzerland or choose to work in other countries, their absence could negatively impact the Swiss economy. Switzerland has an aging population.

               Accordingly, a failure to reform the state pension system also could negatively impact the Swiss economy. Switzerland has high labor costs, making its economy more dependent on fewer industries than it would be if labor costs were more competitive.

          - SWISS CANTONS: Each of the Swiss cantons is subject to the same risks as the country of Switzerland, but to a larger degree because of the smaller size of the economies of the Swiss cantons. Also because of the smaller size of the economies of the Swiss cantons, the market securities issued by Swiss cantons are less liquid than the market for securities issued by the Swiss federal government.

          - SINGAPORE: The Singaporean economy is substantially smaller and less diversified than the U.S. economy. In particular, the Singaporean economy is dependent on the exporting of electronics and manufacturing services. Any damage done to the electronics and manufacturing industries may negatively impact the Singaporean economy. Although Singapore is a democracy, one political party has been in power since 1959, resulting in the potential for greater instability than a two-party democracy. Singapore's industrial base is dominated by foreign multinationals and a few large domestic firms, with small and medium-sized enterprises playing only a minor role. Accordingly, if these enterprises incur business setbacks, the level of employment in Singapore could fall and the Singapore economy could be negatively impacted. In order to maintain Singapore's competitive position, the government has had to pursue cost-cutting measures in order to lower the cost of doing business in Singapore.

          - NEW ZEALAND: The New Zealand economy is substantially smaller and less diversified than the U.S. economy and smaller and less diversified than most developed countries. In particular, the New Zealand economy is dependant on agriculture and tourism. New Zealand's agriculture markets are export driven, particularly with respect to meats, dairy products, forest products, fruit and vegetables, fish and wool. Any damage done to the export industry of agriculture may negatively impact the New Zealand economy. Additionally, the New Zealand economy is particularly vulnerable to fluctuating world commodity prices and adverse weather conditions. New Zealand is constrained by the need to run budget surpluses to fund its pension system, thereby precluding it from increasing spending on health and education.

          o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will likely invest in fewer securities or securities issued by fewer foreign governments than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

          o DEFAULT RISK: If the issuers of any debt obligations held by the fund default, investors could lose money. Changes in an issuer's financial strength or in an instrument's credit rating may also affect an instrument's value and thus, impact Fund performance.

     The Fund is an appropriate investment for investors who purchase goods and services both in the U.S. and internationally, but prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

     The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund's performance (before and after taxes) will vary from year to year.

                                FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
     Maximum Sales Charge (Load)....................................   None
         Imposed on Purchases (as a Percentage of Offering Price)...
     Maximum Deferred Sales Charge (Load)...........................   None
     Maximum Sales Charge (Load)....................................
         Imposed on Reinvested Dividends and Distributions..........   None
     Redemption Fee.................................................   None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
     Management Fees................................................    0.55%
     Distribution and/or Service (12b-1) Fees.......................    0.25%
     Other Expenses.................................................    1.88%(2)
                                                                      ---------

     Total Annual Fund Operating Expenses...........................    2.68%
     Less Fee Waiver/Expense Reimbursement..........................   (1.43%)
                                                                      ---------
     Net Annual Operating Expenses  ................................    1.25%(3)
                                                                      =========

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(1)  A wire  transfer  fee is charged in the case of  redemptions  made by wire.
     Such fee is subject to change is currently $15.

(2) Other Expenses is based on estimated amounts for the current fiscal year ending September 30, 2005.

(3) The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund to the extent necessary to ensure that Net Annual Operating Expenses do not exceed 1.25% annually through September 30, 2005.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR                     3 YEARS
                      -------------              -------------
                         $ 127                      $ 696

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to protect the global purchasing power of shareholders' capital. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

     Generally speaking, the Fund will not "market time" or take temporary defensive positions. The Fund may invest in money market instruments so that it can pay expenses or satisfy redemption requests. The Fund does not attempt to achieve its investment objective by active and frequent trading.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in U.S. dollars, Swiss francs, Singapore dollars, New Zealand dollars and money market instruments issued by the U.S., Switzerland, Swiss cantons, Singapore and New Zealand. In selecting investments in debt securities, the Adviser:

     o considers whether the currency in which the debt security is denominated is likely to be stable on a long-term basis primarily by analyzing the underlying safety of the country in question, including its political situation, banking system, and particularly whether the issuing country has maintained prudent monetary and fiscal policies;

     o    evaluates the relative available interest rates; and

     o then invests in the liquid debt securities which are of the highest credit quality and most likely to remain so regardless of the ensuing economic environment.

     Since the Fund's primary consideration in selecting investments in debt securities is currency stability and instrument safety, it keeps its average portfolio maturity short. Typically, the average maturity of the Fund's portfolio of debt securities will be less than 18 months. Similarly, the Fund attempts to minimize credit risk by only investing in sovereign (i.e., government) securities ranked in the highest safety rating categories by a nationally recognized rating agency.

                             MANAGEMENT OF THE FUND

     Hillier Capital Management, LLC is the Fund's investment adviser.

     The Adviser's address is:      36 West 8th Street
                                    Suite 210
                                    Holland, MI 49423
                                    Telephone:  (616) 796-6659

     The Adviser has been in business since 2002 and is the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund and makes the decisions as to which securities to buy and sell. For the services provided by the Adviser, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at an annual rate of 0.55%. Michael Smorch, as the Fund's portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Smorch is President of the Adviser and has served in that capacity since the organization of the Adviser in 2002. Prior to organizing the Adviser, Mr. Smorch was employed by Cambridge International, Inc., a private investment bank, as President since 1997. Neither the Adviser nor Mr. Smorch have any prior experience managing the investment portfolio of a mutual fund.

                                DISTRIBUTION FEES

     The Fund's Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

     The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value ("NAV"). The Fund calculates its NAV at 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. It values securities and other assets for which market quotations are not readily available by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The Fund generally values fixed income securities and money market instruments that have remaining maturities of less than 60 days at the time of purchase by the amortized cost method. The Fund will process purchase orders and redemption requests that it receives with all forms and applications completed and Medallion signature guarantees, if required, prior to 4:00 p.m. Eastern Time on a day that the NYSE is open at the NAV calculated on that day. It will process purchase orders and redemption requests that it receives with all forms and applications completed and Medallion signature guarantees, if required, after 4:00 p.m. at the NAV calculated on the next day the NYSE is open.

     Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund's NAV is not calculated. When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of 4:00 P.M. Eastern Time.

                                PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

     1.   Read this Prospectus carefully.

     2. Determine how much you want to invest keeping in mind the following minimums:

          A.   INITIAL INVESTMENTS

               o    Individual retirement accounts         $1,000

               o    All other accounts                    $10,000

          B.   ADDITIONAL INVESTMENTS

               o    Dividend reinvestment              No Minimum

               o    Automatic investment plan                $250

               o    All other investments                    $500

     3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions included in the application. For additional investments, complete the additional investment slips attached to your confirmations. (The Fund can provide you additional New Account Applications if you need them.) If you have any questions, please call 1-877-742-8061.

     4. Make your check payable to "Hillier Funds." All checks must be drawn on U.S. banks. The Fund will not accept cash, starter checks or third party checks, money orders, travelers checks, credit cards, credit card checks and convenience checks or other checks drawn on money market funds. ULTIMUS FUND SOLUTIONS, LLC, THE FUND'S TRANSFER AGENT ("ULTIMUS"), WILL CHARGE THE SHAREHOLDER FOR ANY FEES INCURRED OR LOSSES SUFFERED BY THE FUND AS A RESULT OF ANY CHECK RETURNED FOR INSUFFICIENT FUNDS. THE FUND MAY ALSO REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES. THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR FUND SHARES.

     5. Send your application and check to:

        BY FIRST CLASS MAIL

                     Hillier Funds Trust
                     P.O. Box 46707
                     Cincinnati, OH  45246-0707

        BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

                     Hillier Funds Trust
                     c/o Ultimus Fund Solutions, LLC
                     225 Pictoria Drive, Suite 450
                     Cincinnati, OH 45246

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

     6. TO PURCHASE SHARES BY WIRE, ULTIMUS MUST HAVE RECEIVED A COMPLETED APPLICATION AND ISSUED AN ACCOUNT NUMBER. If you wish to open an account by wire, please call 1-877-742-8061 prior to wiring funds. You should wire funds to:

            US Bank
            ABA  #042000013
            For credit to Hillier Funds
            Account # A/C 130100789614
            For further credit to:
                  {Investor Account # _______}
                  {Name or Account Registration}
                  {Social Security or Taxpayer Identification Number}

     PLEASE REMEMBER THAT US BANK MUST RECEIVE YOUR WIRED FUNDS PRIOR TO 4:00 P.M. EASTERN TIME FOR YOU TO RECEIVE THAT DAY'S NAV. THE FUND AND US BANK ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, "Servicing Agents" and each a "Servicing Agent") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

     o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the Fund's minimum purchase requirements.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     o Charge fees to their customers for the services they provide to them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide to their customers.

     o Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders and redemption requests on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's NAV, and all purchase orders received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's NAV.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses to the Fund.

AUTOMATIC INVESTMENT PLAN

     You can open an automatic investment plan with an initial investment of $250 and a minimum of $250 per transaction after you start your plan. Please contact Ultimus at 1-877-742-8061, On the 15th or the last business day of the month, the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any losses suffered by the Fund directly related to the failed purchase order. You can terminate the automatic investment plan at any time by calling Ultimus at least five business days before your next scheduled withdrawal date. We will terminate your automatic investment plan in the event that two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write Ultimus to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

     The Fund may reject any purchase order for any reason. The Fund will not accept any purchase orders by telephone. The Fund will not issue certificates evidencing shares. You will receive a written confirmation for all purchases of shares.

     If you would like to purchase shares for a retirement account, please call 1-877-742-8061 for additional information. The Fund recommends that investors consult a competent financial and tax advisor regarding retirement accounts before investing in one.

CUSTOMER IDENTIFICATION PROGRAM

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions (including mutual funds) to obtain, verify and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered to have all forms and applications completed. The Fund reserves the right to deny applications or redeem your account if your application does not contain all required information or if the Fund is unable to verify your identity.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

     1.   Prepare a letter of instruction containing:

          o    the account number(s);

          o    the amount of money or number of shares being redeemed;

          o    the name(s) on the account;

          o    daytime phone number; and

          o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact Ultimus in advance at 1-877-742-8061 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. Obtain a Medallion Signature Guarantee in the following situations:

          o    redemptions over any 30-day period exceed $50,000;

          o the redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;

          o the redemption proceeds are to be sent to an address other than the address of record; or

          o the Fund receives the redemption request within 30 business days of an address change.

MEDALLION SIGNATURE GUARANTEES MUST BE OBTAINED FROM A PARTICIPANT IN A MEDALLION PROGRAM ENDORSED BY THE SECURITIES TRANSFER ASSOCIATION. PARTICIPANTS ARE TYPICALLY COMMERCIAL BANKS OR TRUST COMPANIES IN THE U.S., BROKERAGE FIRMS THAT ARE MEMBERS OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR MEMBERS OF THE NYSE. A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

     4. Send the letter of instruction to:

        BY FIRST CLASS MAIL

                     Hillier Funds Trust
                     P.O. Box 46707
                     Cincinnati, OH 45246-0707

        BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

                     Hillier Funds Trust
                     c/o Ultimus Fund Solutions, LLC
                     225 Pictoria Drive, Suite 450
                     Cincinnati, OH  45246

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

     You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

     Call 1-877-742-8061 between 8:30 a.m. and 5:30 p.m. Eastern Time. You may redeem as little as $500 but no more than $50,000.

     In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone redemption privilege at any time during such periods.

     The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonable designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of a caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     o The redemption price per share you receive for redemption requests is the next determined NAV after Ultimus receives your written request with all forms and applications completed and Medallion signature guarantees, if required; or

     o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received with all forms and applications completed and Medallion signature guarantees, if required, by the Servicing Agent (or its designee) before 4:00 P.M. Eastern Time will receive that day's NAV, and all redemption requests received with all required documentation by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's NAV.

PAYMENT OF REDEMPTION PROCEEDS

     o When you redeem shares other than through Servicing Agents, Ultimus will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request with all forms and applications completed and Medallion signature guarantees, if required, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer will generally take up to three business days to reach your account whereas Ultimus generally wires redemption proceeds on the business day following the receipt of a redemption request with all forms and applications completed and Medallion signature guarantees, if required, before 4:00 P.M. Eastern Time. However, the Fund may direct Ultimus to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

     o If you redeem shares through a Servicing Agent, Ultimus will pay the redemption proceeds to the Servicing Agent within the period specified in the Servicing Agent's agreement with the Fund (which shall in no event be more than seven days). The Servicing Agent then will transmit the redemption proceeds to you in accordance with its procedures.

OTHER REDEMPTION CONSIDERATIONS

     When redeeming shares of the Fund, you should consider the following:

     o    The redemption may result in a taxable gain.

     o As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     o US Bank currently charges $15 for each wire redemption, which will be deducted from your redemption proceeds. There is no fee for Electronic Funds Transfers.

     o If your account balance falls below $500, you will be given 60 days written notice to make additional investments so that your account balance is $500 or more. If you do not make additional investments, the Fund may close your account and mail the redemption proceeds to you.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

     o SHARE OPTION: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o CASH OPTION: Both dividend and capital gains distributions will be paid in cash.

     o INCOME OPTION: Income distributions paid in cash; capital gains distributions reinvested in additional shares without a sales load.

You may make your distribution election on the New Account Application. You may change your election by writing to Ultimus or by calling 1-877-742-8061.

     The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

     As a newly-organized fund, the Hillier Sanctuary Fund has no operating history.

                            CUSTOMER PRIVACY POLICY
                            -----------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.


To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.


We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.


This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Hillier Funds Trust (the "Trust"), Hillier Capital Management, LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.


IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-877-742-8061 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

     To learn more about the Hillier Sanctuary Fund, you may want to read the Fund's Statement of Additional Information (or "SAI"), which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     The SAI is available to shareholders and prospective investors without charge, by calling Ultimus at 1-877-742-8061.

     Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

           Hillier  Funds  Trust
           c/o  Ultimus  Fund  Solutions,  LLC
           225  Pictoria  Drive,  Suite 450
           Cincinnati,  OH 45246
           Telephone:  1-877-742-8061

     The general public can review and copy information about the Hillier Sanctuary Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

           Public Reference Section
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

     Please refer to the Fund's Investment Company Act File No. 811-21568 when seeking information about the Fund from the Securities and Exchange Commission.



                    Investment Company Act File No. 811-21568

                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated September 14, 2004


                        As Supplemented October 22, 2004





                             HILLIER SANCTUARY FUND



                               36 West 8th Street
                                    Suite 210
                             Holland, Michigan 49423
                            Toll Free: 1-877-742-8061



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated September 14, 2004, as supplemented October 22, 2004, of Hillier Funds Trust (the "Trust") relating to the Hillier Sanctuary Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
FUND HISTORY AND CLASSIFICATION............................................  1
Investment Restrictions....................................................  1
Investment objective.......................................................  3
Investment considerations..................................................  3
    Principal Investment Strategies........................................  3
    Non-Principal Investment Strategies....................................  5
PORTFOLIO TURNOVER.........................................................  6
MANAGEMENT.................................................................  6
    Management Information.................................................  6
    Audit Committee........................................................  9
    Dollar Range of Trustee Share Ownership................................  9
    Compensation...........................................................  9
    Code of Ethics.........................................................  9
    Proxy Voting Policy.................................................... 10
    Investment Advisory Agreement.......................................... 10
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS........................... 11
THE ADVISER, ADMINISTRATOR, FUND ACCOUNTANTS TRANSFER AGENT,
CUSTODIAN AND DISTRIBUTOR.................................................. 11
    The Adviser............................................................ 11
    The Administrator, Fund Accountant and Transfer Agent.................. 12
    Custodian.............................................................. 12
    Distributor............................................................ 14
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 15
    General................................................................ 15
    Brokerage Commissions.................................................. 16
NET ASSET VALUE............................................................ 16
DISTRIBUTION OF SHARES..................................................... 17
REDEMPTION OF SHARES....................................................... 17
TAXES...................................................................... 18
    General................................................................ 18
    Tax Character of Distributions and Redemptions......................... 18
    Foreign Withholding Taxes.............................................. 19
    Effect of Foreign Debt Investments on Distributions.................... 19
    Back-up Withholding.................................................... 20
SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES.............................. 20
CAPITAL STRUCTURE.......................................................... 20
    Shares of Beneficial Interest.......................................... 20
    Additional Series...................................................... 20
DESCRIPTION OF SECURITIES RATINGS.......................................... 21
    Standard & Poor's Commercial Paper Ratings............................. 21
    Moody's Short-Term Debt Ratings........................................ 21
    Standard & Poor's Characteristics of Sovereign Debt of
      Foreign Countries.................................................... 22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................. 22
FINANCIAL STATEMENTS....................................................... 22


                                      B-i

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 22, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by Hillier Funds Trust.

     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     The Hillier Funds Trust (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has a single portfolio: Hillier Sanctuary Fund (the "Sanctuary Fund"). The Sanctuary Fund is a non-diversified fund. The Trust was organized as a Delaware statutory trust on April 23, 2004.


                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions, which are matters of fundamental policies, that cannot be changed without the approval of the holders of a "majority" as defined in the 1940 Act, of the shares of the Sanctuary Fund. Under the 1940 Act, approval of the holders of a "majority" of the Sanctuary Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

     1. The Sanctuary Fund may not purchase the securities of any issuer if such purchase would cause more than five percent of the value of the Sanctuary Fund's total assets to be invested in securities of such issuer (except securities of the U.S. Government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer (except that up to 50% of the value of the Sanctuary Fund's total assets may be invested without regard to these limitations).

     2. The Sanctuary Fund may borrow money from a bank but only on a temporary basis and may not purchase securities while it has any outstanding borrowings. The Sanctuary Fund may issue senior securities to the extent or in a manner permitted by the 1940 Act.

     3. The Sanctuary Fund may not invest in real estate, commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Sanctuary Fund may invest in financial futures contracts, options thereon and other similar instruments. The Sanctuary Fund has no present intention of investing in financial futures contracts, options thereon and other similar instruments.

     4. The Sanctuary Fund may not act as an underwriter or distributor of securities other than shares of the Sanctuary Fund, except to the extent that the Sanctuary Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

     5. The Sanctuary Fund may not invest in companies for the primary purpose of acquiring control or management thereof.

     6. The Sanctuary Fund may not purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; provided, however, that the Sanctuary Fund may (i) make margin payments in connection with transactions in futures and options and (ii) borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

     7. The Sanctuary Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act. The Sanctuary Fund has no present intention to sell securities short or write put and call options.

     8. The Sanctuary Fund may pledge, mortgage, hypothecate or otherwise encumber any of its assets to secure its borrowings. The Sanctuary Fund's borrowings will be temporary and it will not purchase securities while it has any outstanding borrowings.

     9. The Sanctuary Fund may not concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

     10. The Sanctuary Fund may not make loans, including loans of securities. This restriction shall not prohibit the purchase and holding of debt securities.

     The aforementioned percentage restrictions on investment or utilization of assets, except with respect to restrictions on illiquid securities set forth below as well as bank borrowings, refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Sanctuary Fund's fundamental restrictions will be deemed to have occurred.

     The Sanctuary Fund has adopted certain other investment restrictions, which are not fundamental policies and may be changed by the Board of Trustees without shareholder approval. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders at least 60 days prior to their implementation. The non-fundamental investment restrictions are as follows:

     1. The Sanctuary Fund will not invest more than 15% of the value of its net assets in illiquid securities.

     2. The Sanctuary Fund will not purchase the securities of other investment companies except: (i) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Sanctuary Fund; (ii) securities of registered open-end investment companies; or (iii) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. As required by Section 12(d)(1) of the 1940 Act, no purchases described in (ii) and
(iii) will be made if as a result of such purchases (a) the Sanctuary Fund and its affiliated persons would hold more than three percent of any class of securities, including voting securities, of any registered investment company;
(b) more than five percent of the Sanctuary Fund's net assets would be invested in shares of any one registered investment company; and (c) more than ten percent of the Sanctuary Fund's net assets would be invested in shares of registered investment companies.

The Sanctuary Fund has no present intention to purchase securities of other investment companies, except it may invest in money market mutual funds.


                              INVESTMENT OBJECTIVE

     The investment objective of the Sanctuary Fund is to protect the global purchasing power of shareholders' capital. The Prospectus describes the principal investment strategies and risks of the Sanctuary Fund. This section expands upon that discussion and also describes non-principal investment strategies and risks.


                            INVESTMENT CONSIDERATIONS

Principal Investment Strategies
-------------------------------

     FOREIGN SECURITIES. The Sanctuary Fund will invest in currencies and the highest credit quality money market instruments denominated in currencies from the safest jurisdictions in the world (as deemed by Hillier Capital Management, LLC (the "Adviser")), one from each of the world's four major financial regions (as deemed by the Adviser): the Americas, Europe, Asia and Oceania. Given the current global environment, the Adviser considers the U.S., Switzerland, Singapore and New Zealand as the leading candidates for the safest jurisdictions in the four major financial regions. Investments in securities of foreign issuers involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Sanctuary Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

     Foreign securities held by the Sanctuary Fund may be held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody.

     FOREIGN CURRENCY CONSIDERATIONS. Even though the Sanctuary Fund may hold securities denominated or traded in foreign currencies, the Sanctuary Fund's performance is measured in terms of U.S. dollars, which may subject the Sanctuary Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by the Sanctuary Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Therefore, the NAV of the Sanctuary Fund may go up or down as the value of the dollar rises or falls compared to a foreign currency.

     Although the Sanctuary Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Sanctuary Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Sanctuary Fund at one rate, while offering a lesser rate of exchange should the Sanctuary Fund desire to resell that currency to the dealer.

     MONEY MARKET INSTRUMENTS. The Sanctuary Fund may invest in currencies and money market instruments. The Sanctuary Fund may do so to have assets available to pay expenses or satisfy redemption requests. The money market instruments that the Fund invests in will have the following characteristics:

     o ISSUER: In each case, the issuer will be a governmental entity, which will be either the country itself or, in the case of Swiss cantons, the cantons themselves.

     o    SECURITY: In each case, the money market instrument will be unsecured.

     o NATURE OF OBLIGATION: In each case, the obligation to pay principal and interest will be a general obligation of the issuer.

     o MATURITY: In each case, the money market instrument will have a remaining maturity of one year or less.

     o CREDIT RATING: In each case, the money market instrument will have a credit rating of A-1, Prime-1, AAA or AA.

Examples of such money market instruments include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     Under a repurchase agreement, the Sanctuary Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Sanctuary Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Sanctuary Fund. In the event of a default or bankruptcy by the seller, the Sanctuary Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Sanctuary Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Sanctuary Fund would suffer a loss. The Sanctuary Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Sanctuary Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Sanctuary Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

     The Sanctuary Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Sanctuary Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Sanctuary Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Sanctuary Fund's shareholders.

Non-Principal Investment Strategies
-----------------------------------

     ILLIQUID SECURITIES. The Sanctuary Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Sanctuary Fund could adversely affect their marketability, causing the Sanctuary Fund to sell securities at unfavorable prices. The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of a security although the Board of Trustees has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Sanctuary Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Sanctuary Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

     BORROWING. The Sanctuary Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. For example, the Sanctuary Fund may borrow money to facilitate management of the Sanctuary Fund's portfolio by enabling the Sanctuary Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If such borrowing exceeds 5% of the Sanctuary Fund's total assets, the Sanctuary Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Sanctuary Fund's assets should fail to meet this 300% coverage test, the Sanctuary Fund, within three days thereafter (not including Sundays and holidays), will reduce the amount of the Sanctuary Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


                               PORTFOLIO TURNOVER

     The Sanctuary Fund is newly organized and as of the date of this Statement of Additional Information ("SAI") has no portfolio turnover history. The Sanctuary Fund does not actively trade for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in the Sanctuary Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Sanctuary Fund during the fiscal year. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.


                                   MANAGEMENT

MANAGEMENT INFORMATION

     As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.


                                                                                                  Number of
                                                 Term of Office(1)                           Portfolios in Fund  Other Directorships
                          Position(s) Held        and Length of     Principal Occupation(s)   Complex Overseen          Held
 Name, Address and Age      with Trust            Time Served       During Past 5 Years          by Trustee          by Trustee
 ---------------------    ----------------       -----------------  -------------------       -----------------   ----------------
                           NON-INTERESTED TRUSTEES

 Jeffrey Beckett                 Trustee           Newly Elected    President of Beckett             One                None
 c/o Hillier Funds Trust                                            Associates, a private holding
 36 West 8th Street                                                 company investing in various
 Suite 210                                                          nonpublic businesses, since
 Holland, Michigan 49423                                            January 1989.
 Age:  48

 Gary Schlarbaum                 Trustee           Newly Elected    Principal of Schlarbaum          One                None
 c/o Hillier Funds Trust                                            Capital, an adviser to
 36 West 8th Street                                                 private investment companies,
 Suite 210                                                          from 2002 to the present;
 Holland, Michigan 49423                                            from 1987 to 2002, Mr.
 Age:  61                                                           Schlarbaum was a Managing
                                                                    Director at Morgan Stanley.

                           INTERESTED TRUSTEES AND OFFICERS(2)

Michael Smorch                   President,        Newly Elected    President of the Adviser         One                None
c/o Hillier Funds Trust        Treasurer and                        since 2002; President and
36 West 8th Street                Trustee                           Treasurer of Hillier Funds
Suite 210                                                           Trust since 2002; from 1997
Holland, Michigan 49423                                             to 2002, Mr. Smorch was the
Age:  37                                                            President and CEO of
                                                                    Cambridge International,
                                                                    Inc., a private investment bank.

Zachary DeJonge             Vice President and     Newly Elected    Employee of the Portfolio        N/A                N/A
c/o Hillier Funds Trust          Secretary                          Management Team of the
36 West 8th Street                                                  Adviser.
Suite 210
Holland, Michigan 49423
Age:  20



                                      B-7

                                                                                                  Number of
                                                 Term of Office(1)                           Portfolios in Fund  Other Directorships
                          Position(s) Held        and Length of     Principal Occupation(s)   Complex Overseen          Held
 Name, Address and Age      with Trust            Time Served       During Past 5 Years          by Trustee          by Trustee
 ---------------------    ----------------       -----------------  -------------------       -----------------   ----------------

Robert G. Dorsey              Vice President       Newly Elected    Managing Director of Ultimus     N/A                N/A
c/o Ultimus Fund Solutions, LLC                                     Fund Solutions, LLC and
225 Pictoria Drive                                                  Ultimus Fund Distributors,
Suite 450                                                           LLC ( a registered broker
Cincinnati, Ohio 45246                                              dealer)
Age: 47

Jamie Ecker                 Chief Compliance       Newly Appointed  Employee of the Adviser since    N/A                N/A
c/o Hillier Funds Trust          Officer                            2002.  Chief Compliance
36 West 8th Street                                                  Officer of the Adviser and
Suite 210                                                           the Trust.  From 1999 to 2002
Holland, Michigan 49423                                             served as Michael Smorch's,
Age: 27                                                             the President of the Adviser,
                                                                    personal assistant.
------------------------------------------

(1)    Each Trustee serves an indefinite term until the election of a successor. Each officer  serves an  indefinite  term, renewed  annually,  until the election of a successor.

(2)    Mr. Smorch is considered an interested  Trustee  within the meaning of the 1940 Act because of his  affiliation  with the Adviser.


                                      B-8

Audit Committee
---------------

     The Board of Trustees has created an audit committee whose members consist of Messrs. Beckett and Schlarbaum, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Sanctuary Fund, to review the results of the audit, to review the Sanctuary Fund's internal controls, to approve in advance all permissible services performed by the independent registered public accounting firm and to review certain other matters relating to the Sanctuary Fund's independent registered public accounting firm and financial records. The audit committee is newly formed and as of the date of this SAI has not yet met.

     The Board of Trustees has no other committees.

Dollar Range of Trustee Share Ownership
---------------------------------------

     The Sanctuary Fund is newly organized, and as of the date of this SAI, no shares of the Sanctuary Fund have been issued to the Trustees.

Compensation
------------

     The Trust is newly formed and as of the date of this SAI has not yet paid any compensation to any officer or non-interested Trustees. The Trust's standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation to be paid by the Trust to each officer or non-interested Trustee during the Trust's fiscal period ending June 30, 2005 (estimating future payments based upon existing arrangements) is set forth below:

                                    Aggregate          Total Compensation
                                Compensation from      from Trust Paid to
Name of Person, Position              Fund                  Trustees
------------------------              ----                  --------

NON-INTERESTED TRUSTEES

Jeffrey Beckett                      $2,000                  $2,000

Gary Schlarbaum                      $2,000                  $2,000

INTERESTED TRUSTEES

Michael Smorch                         -0-                     -0-

Code of Ethics
--------------

     The Trust, the Adviser and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Sanctuary Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Sanctuary Fund or is being purchased or sold by the Sanctuary Fund.

Proxy Voting Policy
-------------------

     The Sanctuary Fund invests exclusively in non-voting securities and therefore, has not adopted a proxy voting policy.

Investment Advisory Agreement
-----------------------------

     In approving the investment advisory agreement for the Sanctuary Fund (the "Advisory Agreement"), the Board of Trustees considered a number of factors including, but not limited to, the following:

     o EXPERIENCE. The Board of Trustees considered the Adviser's experience in managing accounts with similar investment objectives as well as the experience of the President of the Adviser, Michael Smorch. The Board of Trustees considered that Mr. Smorch had over 15 years of experience in the financial services industry and found him to be qualified to run the day-to-day operations of the Sanctuary Fund due to his trading experience, which has included currencies, futures, options and equities. The Board of Trustees also considered that Mr. Smorch has served as an officer of an investment bank and two registered investment advisory firms.

     o EXPENSE RATIO. The Board of Trustees considered the Sanctuary Fund's pro forma expense ratio and the fact that such expense ratio is approximately the same as the expense ratios of comparable currency funds.

     o INVESTMENT ADVISORY FEE. The Board of Trustees considered the reasonableness of the investment advisory fee and compared such fee to the fees charged by the investment advisers to other comparable currency funds.

     o NATURE OF SERVICES TO BE OFFERED. The Board of Trustees considered that the Advisory Agreement requires the Adviser to perform services of the same nature as services performed by investment advisers of comparable currency funds.

     Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to manage the Sanctuary Fund effectively. Furthermore, the Board of Trustees determined that based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Sanctuary Fund to enter into the Advisory Agreement with the Adviser.

     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


                CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

     The Sanctuary Fund will not commence operations until after September 14, 2004.


                  THE ADVISER, ADMINISTRATOR, FUND ACCOUNTANTS
                    TRANSFER AGENT, CUSTODIAN AND DISTRIBUTOR

The Adviser

     The Adviser, Hillier Capital Management, LLC, is the investment adviser to the Sanctuary Fund. Michael Smorch, owns all of the outstanding securities of the Adviser and, therefore, controls the Adviser. Mr. Smorch's positions with the Trust are described above under the caption "Management - Management Information."

     Pursuant to the Advisory Agreement entered into between Adviser and the Trust, the Adviser will furnish continuous investment advisory services to the Sanctuary Fund. The Adviser supervises and manages the investment portfolio of the Sanctuary Fund and, subject to such policies as the Board of Trustees may determine, directs the purchase and sale of investment securities in the day-to-day management of the Sanctuary Fund. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Sanctuary Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for managing the Sanctuary Fund and maintaining its organization, will pay the salaries and fees of all officers and Trustees of the Sanctuary Fund (except the fees paid to non-interested Trustees) and will bear any sales and promotional expenses of the Sanctuary Fund exceeding the 25 basis points that will be paid by the Fund pursuant to the Sanctuary Fund's Service and Distribution Plan, if any. For the foregoing, the Sanctuary Fund will pay the Adviser a monthly fee based on the Sanctuary Fund's average daily net assets at the annual rate of 0.55%.

     The Sanctuary Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission ("SEC") and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Sanctuary Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of the Sanctuary Fund's assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Sanctuary Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on short positions, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Sanctuary Fund for such year, as determined by valuations made as of the close of each business day of the year. In addition, under a separate agreement, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Sanctuary Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.25% annually through September 30, 2005. Only the Board of Trustees has the power to terminate this agreement prior to September 30, 2005. The Sanctuary Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Sanctuary Fund exceeds the expense limitation, the Sanctuary Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month-by-month during the balance of the Sanctuary Fund's fiscal year if accrued expenses thereafter fall below this limit.

     The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Sanctuary Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees or by vote of a majority of the Sanctuary Fund's shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Sanctuary Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid any fees to the Adviser.

The Administrator, Fund Accountant and Transfer Agent
-----------------------------------------------------

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Sanctuary Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Sanctuary Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

          -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

          -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

          -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

          -- reviews the provision of dividend disbursing services to the Fund;

          -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

          -- prepares and files the Fund's federal income and excise tax returns and the Sanctuary Fund's state and local tax returns;

          -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

          -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder);and

          -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Sanctuary Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $3,000 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum fee of $1,500 per month. If the Fund has 25 shareholders or less, the monthly fee is $1,000 and, if the Fund has between 26 and 100 shareholders the monthly fee is $1,250.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until October 29, 2006. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.


Custodian
---------

     Custodial Trust Company at 101 Carnegie Center, Princeton, New Jersey 08540, serves as the Sanctuary Fund's custodian (the "Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Sanctuary Fund's cash and securities.


Distributor
-----------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each managing directors of the Distributor and officers of the Trust.

     The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid the Distributor any fees for its services.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General
-------

     Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Sanctuary Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Sanctuary Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Sanctuary Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances, the Adviser may make purchases of underwritten issues for the Sanctuary Fund at prices that include underwriting fees.

     In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: (i) the best net price available; (ii) the reliability, integrity and financial condition of the broker-dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker-dealer to the investment performance of the Sanctuary Fund on a continuing basis. Accordingly, the price to the Sanctuary Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Sanctuary Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Sanctuary Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution (i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price).

Brokerage Commissions
---------------------

     The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid any brokerage commissions.


                                 NET ASSET VALUE

     The net asset value ("NAV") of the Sanctuary Fund will be determined as of 4:00 P.M. Eastern Time on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE may also be closed on national days of mourning. The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day. On those days, the Sanctuary Fund may, but is not obligated to, determine its NAV.

     Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Sanctuary Fund's NAV is not calculated. When determining NAV, the Sanctuary Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of 4:00 P.M. Eastern Time.

     The Sanctuary Fund's NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

     In determining the NAV of the Sanctuary Fund's shares, debt securities (other than short-term investments) are valued at prices provided by a pricing service, subject to review and possible revision by the Adviser pursuant to procedures adopted by the Board of Trustees. Short-term investments and other fixed income securities having remaining maturities of 60 days or less at the time of purchase are valued at amortized cost (unless the Board of trustees determines that this method does not represent fair value). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

     The Sanctuary Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted as of 4 P.M. Eastern Time by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Sanctuary Fund does not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Trustees will establish a conversion rate for such currency.

     The Sanctuary Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (ii) the SEC has granted an order to the Sanctuary Fund permitting such suspension; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Sanctuary Fund not reasonably practicable.


                             DISTRIBUTION OF SHARES

     The Trust has adopted a Service and Distribution Plan (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, payment by the Fund of the cost of preparing, printing and distributing Prospectuses and SAIs to prospective investors and of implementing and operating the Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

     The Plan may be terminated by the Fund at any time by a vote of the majority of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Beckett and Schlarbaum are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the outstanding shares of the Fund.

     While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust and any person who acts as legal counsel for the Trustees who are not interested persons of the Trust shall be an independent legal counsel. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by Ultimus, if any, or officers of the Trust. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.


                              REDEMPTION OF SHARES

     A shareholder's right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension or
(c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.


                                      TAXES

General
-------

     The Sanctuary Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Sanctuary Fund.

     If the Sanctuary Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Sanctuary Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Sanctuary Fund would not be liable for income tax on the Sanctuary Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Sanctuary Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Sanctuary Fund.

Tax Character of Distributions and Redemptions
----------------------------------------------

     Net investment income includes interest and dividend income, less expenses. Dividends from the Sanctuary Fund's net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares.

     Any dividend or capital gain distribution paid shortly after a purchase of shares of the Sanctuary Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of the Sanctuary Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Foreign Withholding Taxes
-------------------------

     The Sanctuary Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Sanctuary Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Sanctuary Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Sanctuary Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by it that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Sanctuary Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Sanctuary Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. If the pass through election described above is made, the source of the Sanctuary Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Sanctuary Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Sanctuary Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Sanctuary Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Sanctuary Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Sanctuary Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) the foreign taxes paid; and (ii) the Sanctuary Fund's dividends and distributions that represent income derived from foreign sources.

Effect of Foreign Debt Investments on Distributions
---------------------------------------------------

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Sanctuary Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Sanctuary Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE SANCTUARY FUND'S ORDINARY INCOME DISTRIBUTION TO YOU, AND MAY CAUSE SOME OR ALL OF THE SANCTUARY FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Sanctuary Fund. Any return of capital in excess of your basis, however, is taxable as capital gain.

Back-up Withholding
-------------------

     Federal law requires the Sanctuary Fund to withhold 28% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.


                  SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

     As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Sanctuary Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.


                                CAPITAL STRUCTURE

Shares of Beneficial Interest
-----------------------------

     The Trust will issue new shares at its most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Sanctuary Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Sanctuary Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series
-----------------

     The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

                        DESCRIPTION OF SECURITIES RATINGS

     The Sanctuary Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

Standard & Poor's Commercial Paper Ratings.
-------------------------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The category rated A-1 is characterized as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's Short-Term Debt Ratings.
--------------------------------

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs designations of Prime-1, Prime-2 and Prime-3, which are all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The category rated Prime-1 is characterized as follows:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     The Sanctuary Fund may also invest in debt securities of foreign countries rated AAA or AA by Standard & Poor's. A brief description of the ratings symbols and their meanings follows:

Standard & Poor's Characteristics of Sovereign Debt of Foreign Countries.
-------------------------------------------------------------------------

     AAA. Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          o    Prosperous and resilient economies, high per capita incomes.

          o    Low fiscal deficits and government debt, low inflation.

          o    Low external debt.

     AA. Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          o    Tightly integrated into global trade and financial system.

          o    Differ from AAAs only to a small degree because:

          o    Economies  are  smaller,   less  prosperous  and  generally  more
               vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          o    More variable fiscal deficits, government debt and inflation.

          o    Moderate to high external debt.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the Trust's independent registered public accounting firm, whose services include auditing the Trust's financial statements.


                              FINANCIAL STATEMENTS

     The following report of registered independent public accounting firm and financial statements for the Trust are contained herein:

          o    Report of Independent Registered Public Accounting Firm

          o    Statement of Assets and Liabilities

          o    Notes to the Financial Statements

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Trustees of Hillier Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hillier Sanctuary Fund [the only portfolio constituting Hillier Funds Trust (the "Company")] as of August 18, 2004, and the related statement of operations for the period from August 18, 2004 (inception) to August 18, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our procedures included confirmation of cash owned as of August 18, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hillier Sanctuary Fund of Hillier Funds Trust as of August 18, 2004, and the results of its operation for the period August 18, 2004 (inception) to August 18, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
August 24, 2004

                               HILLIER FUNDS TRUST


                             HILLIER SANCTUARY FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 18, 2004

ASSETS:

Cash                                                     $  100,000
Offering costs                                           $   53,580
                                                         ----------
                                                         $  153,580

LIABILITIES:

Offering costs payable                                   $   53,580
                                                         ----------

                                                         ==========
Net Assets                                                 $100,000
                                                         ==========


NET ASSETS - Applicable to 10,000 shares                 $  100,000
                                                         ==========


NET ASSET VALUE PER SHARE (net assets divided by
10,000 shares.)                                          $    10.00
                                                         ==========


MAXIMUM OFFERING PRICE PER SHARE                         $    10.00
                                                         ==========

The accompanying notes to the financial statement are an integral part of this statement.

                               HILLIER FUNDS TRUST


                             HILLIER SANCTUARY FUND


                             STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM AUGUST 18, 2004 (INCEPTION) TO AUGUST 18, 2004

         Organizational Costs                            $   16,544
         Fund Expense Waiver                               ($16,544)
                                                         ----------
         Net Investment Loss                             $      -
                                                         ==========


The accompanying notes to the financial statement are an integral part of this statement.

                               HILLIER FUNDS TRUST


                             HILLIER SANCTUARY FUND


                          NOTES TO FINANCIAL STATEMENTS


                     Note 1 - Organization and Registration
                     --------------------------------------

     Hillier Funds Trust (the "Trust"), which consists solely of the Hillier Sanctuary Fund (the "Fund"), was formed under the laws of the state of Delaware on April 23, 2004. The Trust has had no operations through August 18, 2004 other than those relating to organizational matters and the sale and issuance of 10,000 shares of beneficial interests in the Fund to Hillier Capital Management, LLC. The fiscal year-end of the Trust is June 30. The Trust is an open-end diversified series management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

                    Note 2 - Significant Accounting Policies
                    ----------------------------------------

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

     A. USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

     B. ORGANIZATION AND OFFERING COSTS

     Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organization costs as incurred. Fees related to preparing the Fund's initial registration statement are offering costs. Offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

     C. FEDERAL INCOME TAXES

     The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

                Note 3 - Investment Advisory and Other Agreements
                -------------------------------------------------

     The  Trust has an  agreement  with  Hillier  Capital  Management,  LLC (the
"Adviser"), with whom certain officers and directors of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.55%.

     Under a separate agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 1.25%, the Adviser will reimburse the Fund for the amount of such excess. The waiver period is through June 30, 2005.

     The Trust has entered into a distribution agreement with UMB Distribution Services, LLC. Under the Distribution Agreement, UMB Distribution Services, LLC, will act as agent for the distribution of shares of the Fund.

                                  Note 4 - Cash
                                  -------------

     Cash at August 18, 2004 is on deposit at UMB Bank, n.a.